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                                                                   Exhibit 10.34

                           ALLSTATE INSURANCE COMPANY
                       HOME OFFICE - NORTHBROOK, ILLINOIS

                         AGREEMENT OF GENERAL INDEMNITY

     KNOW ALL MEN BY THESE PRESENTS, that whereas the undersigned, hereinafter called Indemnitors, have requested and do hereby request Allstate Insurance Company hereinafter referred to as the Surety, to execute or procure the execution of such Bonds, undertakings or recognizances (all of which are hereinafter included within the term "Bond or Bonds") as have been and such as may hereafter be applied for directly or through an agent, attorney or other representative or required, solely or as co-adventurer with others, by any of the Indemnitors or by any person, firm, corporation or association whose name shall, for that purpose, have been furnished to the Surety by any of the Indemnitors, or to refrain from canceling any such Bond or Bonds, it being understood and agreed that this instrument shall cover all Bonds so applied for, executed, continued or renewed, whether or not this instrument is referred to or mentioned in connection therewith.

     WHEREAS, the Indemnitors understand that the Surety expressly requires the delivery of this Indemnity Agreement as part of the consideration for the execution by the Surety of such Bonds which may hereafter be furnished, or for the refraining from canceling such Bonds; and

     WHEREAS, the Indemnitors have a substantial, material and beneficial interest in the obtaining of Bonds or in the Surety's refraining from canceling such Bonds.

     NOW, THEREFORE, in consideration of the premises and of the execution or continuance of such Bonds, the Indemnitors for themselves, their heirs, executors, administrators, successors and assigns, do hereby jointly and severally, covenant and agree with the Surety, its successors and assigns as follows:

PREMIUMS 1. The Indemnitors will pay, when due, all premiums for each of such Bonds in accordance with the Surety's regular manual rates in effect on the date such Bond becomes effective as long as liability thereunder shall continue, and until the Surety is furnished with evidence satisfactory to the Surety of its discharge or release from the Bonds, or of all liability by reason thereof.

INDEMNITY 2. The Indemnitors will indemnify the Surety against any and all liability, loss, costs, damages, fees of attorneys and other expenses which the Surety may sustain or incur by reason of, or in consequence of the execution of such Bonds and any renewal, continuation or successor thereof, including but not limited to, sums paid or liabilities incurred in settlement of, and expenses paid or incurred in connection with claims, suits, or judgments under such Bonds, expenses paid or incurred in enforcing the terms hereof, in procuring or attempting to procure release from liability, or in recovering or attempting to recover losses or expenses paid or incurred, as aforesaid.

The Indemnitors will furnish to the Surety such information as it may request from time to time concerning the financial condition of the Indemnitors, the status of work under any contract covered by a Bond, the condition of the performance of any such contract and the payment of obligations incurred in connection therewith. The Surety may at reasonable times and places and from time to time, examine and copy the books, records and accounts of the Indemnitors. The Surety may obtain information concerning the affairs and operations of the Indemnitors and any transaction between or among the Indemnitors from any banks, depositories, obliges of the Bonds material men, supply houses, credit reporting agencies or other persons, who are hereby expressly authorized to furnish such information to the Surety.

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If the Indemnitors become aware of any demand, notice or proceeding which may result in liability to the Surety under any Bond, the Indemnitors shall notify the Surety immediately thereof in writing. The Indemnitors will, at any time upon the request of the Surety, procure the discharge of the Surety from any Bond and from all liability by reason thereof. The Surety may, at any time, take such action as it deems necessary or proper to obtain its release from any and all liability under any Bond. Upon such discharge or release, the Surety shall return to the Principal any portion of any premium paid which is unearned as a result of such discharge or release.

RESERVE FOR LOSS 3. If the Surety shall set up a reserve to cover any liability, claim asserted, suit or judgment under any such Bond, the Indemnitors will, immediately upon demand and whether or not the Surety shall have made any payment therefore, deposit with the Surety a sum of money equal to such reserve and any increase thereof as collateral security on such Bond, and such sum and any other money or property which shall have been or shall hereafter be pledged as collateral security on any such Bond shall be available, in the discretion of the Surety, as collateral security on all Bonds coming within the scope of this instrument or for any other indebtedness of the Indemnitors to the Surety; and any such collateral security shall be held subject to the terms of the Surety's regular form of receipt for collateral, which is by reference made a part hereof.

The Surety shall have the right to use the deposit, or any part thereof, in payment or settlement of any liability, loss or expense for which the Indemnitors would be obligated to indemnify the Surety under the terms of this Agreement. Surety shall have no obligation to invest, or to provide a return on, the deposit. The Indemnitors shall be entitled to the return of any unused portion of the deposit upon termination of the liability of the Surety on the Bonds and the performance by the Indemnitors of all obligations to the Surety under the terms of this Agreement. The Surety's demand shall be sufficient if sent by Registered or Certified Mail to the Indemnitors at the addresses stated herein, or at the addresses of the Indemnitors last known to the Surety, whether or not actually received.

CHANGE IN CONTRACT-LOANS-POSSESSION 4. If any such Bond be given in connection with a contract, the Surety in its sole discretion is hereby authorized, but not required, (a) to consent to any change in the contract or in the plans and specifications relating thereto; (b) to make or guarantee advances or loans for the purposes of the contract without any obligation to see to the application thereof, and the Indemnitors shall be obligated to indemnify the Surety in accordance with the terms of this Agreement for the amount of all such advances and loans, notwithstanding that the proceeds or any part thereof have not been so used by the Principal; (c) in the event of any default in the performance of the contract, or the breach of this Agreement or of any Bond connected therewith, or the failure to diligently prosecute the work under any contract or pay for labor and materials used in the prosecution of the contract, or in the event work has ceased or been suspended on any contract or contracts covered by any said Bonds, to take possession of the work under the contract, and, at the expense of the Indemnitors, to complete the contract or cause the same to be completed or to consent to the completion thereof, and to take any other action which the Surety may deem appropriate. In the event that the Surety takes possession of the work as above provided, the Indemnitors hereby release and discharge the Surety, in this connection, from all liability for all its actions and omissions except for deliberate malfeasance.

ASSIGNMENT 5. The Indemnitors hereby assign, transfer, pledge and convey to the Surety (effective as of the date of each such Bond, but only in the event of default, breach or failure as referred to in preceding Section 4), as collateral security, to secure the obligations hereunder and any other indebtedness and liabilities of the Indemnitors to the Surety, all of their rights under the contracts, referred to in such Bonds, including their right, title and interest in and to (1) all subcontracts let in connection therewith and such subcontractors' surety Bonds, (2) all machinery, plant, equipment, tools and materials which shall be upon the site or sites of the work or elsewhere for the purposes of the contracts, including al materials ordered for the contracts, and
(3) any and all sums due or which may thereafter become due under such contracts and all sums due or to become due on all other contracts, bonded or unbonded, in which any or all of the Indemnitors have an interest.

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FILING OR RECORDING 6. The Surety may at its option, file or record this
Agreement or any other document executed by any or all of the Indemnitors, individually or jointly, in connection with application, issuance or execution of any Bond or Bonds, as a security Agreement or as part of a financing statement or as notice of its prior interest and assignment under the provisions of the Uniform Commercial Code or any other statute or regulation of any jurisdiction or agency, but that the filing or recording of such document shall be solely at the option of the Surety and that the failure to do so shall not release or impair any of the obligations of the Indemnitors under this Agreement.

ASSIGNMENT OF PROCEEDS 7. If any of the Bonds are executed in connection with a contract which by its terms or by law prohibits assignment of contract proceeds, or any part thereof, the Indemnitors covenant and agree to hold all money or other proceeds of the contract, whether received as payment or loan, as a trust for the benefit of the Surety and to use such money or other proceeds for the purpose of performing the contract and discharging the obligation of the Bond, and for no other purpose, until the Bond is completely exonerated.

CLAIMS-PAYMENTS 8. The Surety shall have the exclusive right to decide and determine whether any claim, liability, suit or judgment made or brought against the Surety or the Indemnitors or any one of them on any such Bond shall or shall not be paid, compromised, resisted, defended, tried or appealed, and the Surety's decision thereon, if made in good faith shall be final and binding upon the Indemnitors, unless the Indemnitors shall request the Surety to litigate such claim or demand, or to defend such suit, or to appeal from such judgment, and shall deposit with the Surety, at the time of such request, cash or collateral satisfactory to the Surety in kind and amount, to be used in paying any judgment or judgments rendered or that may be rendered, with interest, costs, expenses and attorneys fees, including those of the Surety. An itemized statement of payments made by the Surety for any of the purposes specified herein, sworn to by an officer of the Surety, or the voucher or vouchers for such payments, shall be prima facie evidence of the liability of the Indemnitors to reimburse the Surety for such payments, with interest.

CHANGES IN BONDS 9. The Indemnitors hereby authorize the Surety in its sole discretion to do the following: (a) from time to time to make or consent to any change in, or issue any substitute for or renewal of, any such Bond, or in any contract referred to in any such Bond, and this instrument shall apply to such substituted or changed Bond or renewal; (b) if any such Bond be given in an action or proceeding in any court, to recognize any attorney of record in such action or proceeding for any party thereto at the date of the execution of such Bond as the authorized representative of such party until the Surety shall have been fully discharged from liability under such Bond; (c) to take such steps as the Surety may deem necessary or proper to obtain release from liability from any such Bond.

NOTICE TO INDEMNITORS 10. The Indemnitors hereby waive notice of the execution of any such Bonds or of any act, fact or information coming to the notice or knowledge of the Surety concerning or affecting its rights or liabilities under any such Bond or rights or liabilities of the Indemnitors hereunder, notice of all such being hereby expressly waived.

PROTECTION TO REINSURER AND CO-SURETY 11. If the Surety shall procure any other company or companies to execute or join with it in executing, or to reinsure, any such Bonds, this instrument shall inure to the benefit of such other company or companies, its or their successors and assigns, so as to give to it or them a direct right of action against the Indemnitors to enforce this instrument and, in that event, the word "Surety", wherever used herein, shall be deemed to include such company or companies, as their respective interests may appear.

SEVERABILITY OF INDEMNITORS 12. The liability of the Indemnitors hereunder shall not be affected by the failure of any party to sign any such Bond nor by any claim that other indemnity or security was to have been obtained nor by the release of any indemnity, or Indemnitor, nor the return or exchange of any collateral that may have been obtained; and if any party signing this instrument is not bound for any reason this obligation shall still be binding upon each and every other party.

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SUITS 13. Separate suits may be brought hereunder as causes of action accrue, and suit may be brought against any or all of the Indemnitors; and suit or suits upon one or more causes of action, or against one or more of the Indemnitors, shall not prejudice or bar subsequent suits against any other or all of the Indemnitors on the same or any other cause or causes of action, whether theretofore or thereafter accruing.

The Surety is hereby expressly authorized to settle any claim based upon this Agreement with any one or more of the Indemnitors individually, and such settlement or compromise shall not affect the liability of any of the rest of the Indemnitors. If any proceeding is brought against the Surety in which the Surety desires to join any one of the Indemnitors by reason of the undertakings in this Agreement, each of the Indemnitors agrees that he will, upon written notice of the Surety to do so voluntarily appear in such proceedings and accept service of process and other papers either personally or by an attorney of the Indemnitors' choice. If any of the Indemnitors fail upon such notice from the Surety so to appear, such Indemnitors hereby designate the Secretary of the State or territory in which such proceedings are pending as his agent for the service of process in any such proceedings.

With respect to any action brought by the Surety on this Agreement in a jurisdiction in which one or more of the Indemnitors reside, are domiciled, are doing business or are found, each of the Indemnitors not in the jurisdiction hereby designates each of the Indemnitors in such jurisdiction as his agent to receive on his behalf service of process in such action.

PRIOR BONDS 14. The Indemnitors waive any defense that this instrument was executed subsequent to the date of any such Bond, admitting and covenanting that such Bond was executed pursuant to the Indemnitors' request and in reliance on the Indemnitors' promise to execute this instrument.

DECLINE EXECUTION 15. The Surety, at its option, may decline to execute or participate in or procure the execution of any such Bonds, without incurring any liability whatever to the Indemnitors. If the Surety shall execute a bid or proposal Bond, or any similar undertaking, it may nevertheless decline to execute any and all Bonds that may be required in connection with any award made on the proposal for which the Bond or undertaking is given, and the Principal shall have the right to procure from another surety any Bonds that may be required in connection with any award under the proposal for which the Bond or undertaking is given.

DEFINITIONS 16. As used in this Agreement, words in the singular include the plural and words in the plural include the singular. The masculine pronoun shall be read as feminine or neuter as circumstances require. The word "person" shall mean and include individuals, partnerships, corporations and associations.

The terms "contract" shall include all documents comprising the contract documents including general and special conditions, specifications and drawings.

The word "Bond" shall mean a contract of suretyship, guaranty or indemnity, an agreement or consent to provide such a contract and the continuation, extension, alteration, renewal or substitution of such a contract, agreement or consent.

NOMINEE 17. The Indemnitors hereby irrevocably nominate, constitute, appoint and designate the Surety or its designee as their Attorney in Fact with the right, but not the obligation, to exercise all of the rights of Indemnitors assigned, transferred and set over to the Surety in this Agreement, and in the name of the Indemnitors or any of them to make, execute and deliver any and all additional or other assignments, documents or papers, including but not limited to the execution of instruments referred to in Section 5, and the endorsement of checks or other instruments representing payment of contract monies, deemed necessary and proper by the Surety in order to give full effect not only to the intent and meaning of the within assignments, but also to the full protection intended to be herein given to the Surety under all other provisions of this Agreement. The

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Indemnitors hereby ratify and affirm all acts and actions taken and done by the
Surety or its designee as such Attorney in Fact.

WAIVE EXEMPTIONS 18. The Indemnitors hereby waive and abandon, so far as their respective obligations under this agreement are concerned, all rights to claim any of the property, including the respective homesteads, as exempt from levy, execution, sale or other legal process under the laws of any country, state, province, territory or possession.

TERMINATION 19. The obligation of the Indemnitors hereunder shall be continuous; provided, however, that any of the Indemnitors may give the Surety not less than thirty days written notice by registered mail of his desire to terminate this agreement but any such notice of termination shall not operate to modify, bar, discharge, limit, affect or impair his liability hereunder on or by reason of any such Bond executed prior to the termination of such thirty days, or with respect to Bonds executed after the date of such termination (i) upon the award of a contract to the Principal on a bid or proposal with respect to which the Surety has executed a bid or proposal Bond or similar undertaking prior to such date, or (ii) which the Surety has become obligated, prior to such date, to execute. Further, such notice of termination shall operate only with respect to those of the Indemnitors upon whose behalf such notice of termination shall have been given.

CHANGES 20. This Agreement may not be changed or modified orally. No change or modification shall be effective unless specifically agreed in writing.

SEVERABILITY AND ELECTION OF REMEDY 21. All rights and remedies of the Surety under this Agreement shall be cumulative, and the exercise of or failure to exercise, any right or remedy at any time shall not be an election of remedy or a waiver of any other right or remedy. Failure of the Surety to pursue any remedy against any one or more of the Indemnitors shall not release or waive any right against any other of the Indemnitors.

The Surety is not required to exhaust its remedies or rights against the Principal or to await receipt of any dividends from the legal representatives of the Principal before asserting its rights under this Agreement against the Indemnitors.

The rights, powers and remedies given to the Surety by this Agreement shall be and are an addition to, and not in lieu of, any and all other rights, powers, and remedies which the Surety may have or acquire against the Indemnitors or others whether by the terms of any other agreement, by operation of law or otherwise.

In the event any part of this indemnity Agreement shall be void under the law of the place governing the construction hereof, then such part only shall be considered as deleted and the remainder of this Agreement shall endure in full force and effect.

OTHER INDEMNITY 22. The Indemnitors shall continue to remain bound under this Agreement even though the Surety may, from time to time and with or without notice to or knowledge of the Indemnitors, have heretofore accepted or released, or shall hereafter accept or release, other Agreements of indemnity or collateral in connection with the execution of the Bonds from the Indemnitors or from others.

23. THE INDEMNITORS HAE READ THIS AGREEMENT OF INDEMNITY CAREFULLY. THERE ARE NO SEPARATE AGREEMENTS OR UNDERSTANDINGS WHICH IN ANY WAY LESSEN THE OBLIGATIONS AS ABOVE SET FORTH. THE INDEMNITORS FURTHER AGREE TO EXECUTE AND DELIVER TO THE SURETY SUCH FURTHER INSTRUMENTS AS THE SURETY DEEMS NECESSARY TO GIVE EFFECT TO THE TERMS OF THIS AGREEMENT.

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24. In compliance with Public Law 91-508 this constitutes notice that an investigation may be made as to the character, general reputation, personal characteristics and mode of living of any non-business applicant or indemnitor. Information as to nature and scope of any investigation requested will be furnished upon written request.

IN TESTIMONY WHEREOF, the Indemnitors, intending to be legally bound hereby, have hereunto set their hands and affixed their seals this _________________ day of _________________ , 19 _____.

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                          INDIVIDUAL(S) ACKNOWLEDGMENT

STATE OF __________________________________
COUNTY OF ________________________________  ss:

     On this ______________________________ day of ______________________ ,
19 ____ , before me personally came ____________________________________________
______________________________ , to me known and known to me to be the individual(s) who executed the foregoing instrument, and acknowledged that ___ he ___ executed same.

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                                                   (Notary Public)

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                            PARTNER(S) ACKNOWLEDGMENT

STATE OF __________________________________
COUNTY OF ________________________________  ss:

     On this ______________________________ day of ______________________ ,
19 ____ , before me personally came ____________________________________________
______________________________ , to me known, and stated that ___ he ___ is
(are) partner(s) in the firm of ________________________________________________
________________________________________________________________________________
and acknowledged that ___ he ___ executed the foregoing instrument as the act of the said firm.

                                       -----------------------------------------
                                                   (Notary Public)

                           CORPORATE ACKNOWLEDGMENT(S)
STATE OF __________________________________
COUNTY OF ________________________________  ss:

     On this ______________________________ day of ______________________ ,
19 ____ , before me personally came ____________________________________________
______________________________ , to me known, who, being by me duly sworn, did depose and say that he resides in _____________________ that he is the _________ _____________________________________________________________________________ of
the_____________________________________________________________________________

the corporation which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said corporation, and that he signed his name to the said instrument by like order.

                                       -----------------------------------------
                                                   (Notary Public)

STATE OF __________________________________
COUNTY OF ________________________________  ss:

     On this ______________________________ day of ______________________ ,
19 ____ , before me personally came ____________________________________________
______________________________ , to me known, who, being by me duly sworn, did depose and say that he resides in _____________________ that he is the _________ _____________________________________________________________________________ of
the_____________________________________________________________________________

the corporation which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said corporation, and that he signed his name to the said instrument by like order.

                                       -----------------------------------------
                                                   (Notary Public)

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STATE OF __________________________________
COUNTY OF ________________________________  ss:

     On this ______________________________ day of ______________________ ,
19 ____ , before me personally came ____________________________________________
______________________________ , to me known, who, being by me duly sworn, did depose and say that he resides in _____________________ that he is the _________ _____________________________________________________________________________ of
the_____________________________________________________________________________

the corporation which executed the foregoing instrument; that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of the said corporation, and that he signed his name to the said instrument by like order.

                                       -----------------------------------------
                                                   (Notary Public)